SEPTEMBER 11, 2018

SUPPLEMENT TO

hartford FIXED INCOME funds PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH AUGUST 30, 2018

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

(1)	At a meeting held on August 7-8, 2018, the Board of Directors of The Hartford Mutual Funds, Inc. approved a reduction to the management fee schedule and changes to certain expense reimbursement arrangements for The Hartford Short Duration Fund effective November 1, 2018. Effective November 1, 2018, the management fee of Hartford Funds Management Company, LLC (“HFMC”) set forth in the investment management agreement with respect to The Hartford Short Duration Fund will be as follows: 0.4100% of the first $500 million, 0.3700% of the next $500 million, 0.36500% of the next $1.5 billion, 0.3600% of the next $2.5 billion, 0.3500% of the next $5 billion, and 0.3400% in excess of $10 billion annually of the Fund’s average daily net assets. In addition, effective November 1, 2018, HFMC has also contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for The Hartford Short Duration Fund as follows: 0.81% (Class A), 0.81% (Class T), 1.56% (Class C), 0.56% (Class I), 1.15% (Class R3), 0.85% (Class R4), 0.55% (Class R5), 0.55% (Class Y) and 0.55% (Class F). This contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

(2)	At a meeting held on August 7-8, 2018, the Board of Directors of The Hartford Mutual Funds, Inc. approved the following changes to Class R3, R4 and R5 shares effective November 1, 2018: (1) reclassifying the administrative service fees as sub-transfer agency fees, a component of the overall transfer agency fee; and (2) changing the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement (i.e. the Specified Amount set forth in the transfer agency agreement). Effective November 1, 2018, the new Specified Amount for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively. Accordingly, the changes described below are being made to the above referenced Statutory Prospectus.

a.	In the section entitled “Your Expenses” in the summary section for each of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund and The Hartford World Bond Fund, the following is added to the “Total other expenses” footnote in the Annual Fund Operating Expenses table:

Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee. In addition, the new Specified Amount (i.e. the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement) for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively, effective November 1, 2018.

b.	Under the heading “Classes of Shares – Choosing A Share Class,” the following footnote is added to the table next to “Administrative Services Fee”:

(3) Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee.

(3)	Under the heading “The Investment Manager and Sub-Adviser – Management Fee” in the above referenced Statutory Prospectus, the following footnote is added next to the Short Duration Fund in the effective management fee chart:

(3) Effective November 1, 2018, the management fee set forth in the investment management agreement with respect to the Short Duration Fund will be as follows: 0.4100% of the first $500 million, 0.3700% of the next $500 million, 0.36500% of the next $1.5 billion, 0.3600% of the next $2.5 billion, 0.3500% of the next $5 billion, and 0.3400% in excess of $10 billion annually of the Fund’s average daily net assets. Prior to November 1, 2018, the management fee set forth in the investment management agreement with respect to the Short Duration Fund is as follows: 0.4500% of the first $500 million, 0.4000% of the next $500 million, 0.3950% of the next $1.5 billion, 0.3900% of the next $2.5 billion, 0.3800% of the next $5 billion, and 0.3700% in excess of $10 billion annually of the Fund’s average daily net assets.

(4)	Under the heading “The Investment Manager and Sub-Adviser – Management Fee” in the above referenced Statutory Prospectus, the following footnote is added next to the Total Return Bond Fund in the effective management fee chart:

(4) Effective September 1, 2018, the management fee set forth in the investment management agreement with respect to the Total Return Bond Fund is as follows: 0.3800% of the first $500 million, 0.3300% of the next $500 million, 0.3200% of the next $4 billion, 0.3100% of the next $5 billion, and 0.3000% in excess of $10 billion annually of the Fund’s average daily net assets. Prior to September 1, 2018, the management fee set forth in the investment management agreement with respect to the Total Return Bond Fund was as follows: 0.4300% of the first $500 million, 0.3800% of the next $500 million, 0.3700% of the next $4 billion, 0.3600% of the next $5 billion, and 0.3500% in excess of $10 billion annually of the Fund’s average daily net assets.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7417	September 2018